Income taxes	3 Months Ended
Feb. 28, 2023
Income taxes
Income taxes

11. Income Taxes

The Company has had no taxable income under the Federal and Provincial tax laws of Canada for the three months ended February 28, 2023 and 2022. The Company has non-capital loss carry-forwards at February 28, 2023, totaling $62,493,624 in Canada that must be offset against future taxable income. If not utilized, the loss carry-forwards will expire between 2029 and 2042.

At February 28, 2023, the Company had a cumulative carry-forward pool of Canadian Federal Scientific Research & Experimental Development expenditures in the amount of $15,951,739 which can be carried forward indefinitely.

At February 28, 2023, the Company had approximately $2,933,013 of unclaimed Investment Tax Credits which expire from 2025 to 2039. These credits are subject to a full valuation allowance as they are not more likely than not to be realized.